Exhibit 99.1
Cipher Digital Provides Second Quarter 2026 Business Update
Black Pearl Data Center Delivery Accelerated
Acquired Option for 900 MW Site Near San Antonio, Texas
Completed Project-Level Financing to Fully Fund Third Data Center Development

NEW YORK—August 4, 2026—Cipher Digital Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer, owner, and operator of industrial-scale data centers, today announced its second quarter 2026 financial results, with an update on its operations and business strategy.
As part of this update, Cipher disclosed an amendment to its Black Pearl campus lease with its investment-grade hyperscale tenant, accelerating the development timeline of initial capacity at the tenant's request. Under the amended terms, Cipher began delivering data center capacity at the beginning of August, two months ahead of the original schedule.
“We are proud to have delivered our first HPC data center capacity ahead of schedule and announce that rent has commenced at the site,” said Tyler Page, Chief Executive Officer. “This accelerated delivery proves we can execute at scale, with speed, and without compromise in a challenging environment. As we continue to acquire new sites and sign new deals, our foundation of disciplined execution is what truly sets us apart.”
Cipher also today announced it has acquired an option on a new site called Apollo for up to 900 MW, located within 25 miles of San Antonio, Texas. The site spans approximately 288 acres and has been submitted as a studied load in Batch Zero through ERCOT's updated process. The site's flat, buildable terrain makes it well-suited for large-scale data center development, and its proximity to San Antonio positions it favorably for fiber connectivity. Cipher moved quickly to secure the option, reflecting the Company's ability to identify and act on attractive opportunities as they arise in the market.
In the second quarter, the Company also built on strong momentum from previous quarters by completing another highly successful bond offering. The offering fully funded the Company’s Stingray development through substantial completion and reimbursed Cipher for $56.7 million of previously funded project expenditures.
“A core strength of our strategy is its repeatability, and in the second quarter, we demonstrated that once again. We accessed capital markets to fund another one of our leases, secured an option on a new site, and delivered accelerated capacity to our tenant, further building our position as a leading HPC development platform," said Tyler Page. “We look forward to carrying this momentum into the third quarter, where we expect to make significant additional progress.”
Finance and Operations Highlights
•First data center capacity at Black Pearl delivered in August, with rent commenced
•Secured option for new Apollo data center site with up to 900 MW near San Antonio, Texas
•Completed bond offering to fully fund Stingray data center development
•Barber Lake data center continues to progress towards completion as tenant has commenced beneficial use of the facility, including partial occupancy of the building and deployment of network racks
•Black Pearl data center continues to progress towards completion with remaining Phase I data halls moving through MEP fit-out and Phase II concrete foundations, building steel, and underground electrical in progress
•Stingray data center construction continues to progress on schedule, with earthwork, grading, pad preparation, and underground electrical work all underway
•Q2 2026 Revenue of $25 million and Adjusted EBITDA of negative $30 million

Business Update Call and Webcast

The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.cipherdigital.com/.

About Cipher
Cipher develops and operates industrial-scale data centers engineered for next-generation computing at the highest standards of innovation, precision, and excellence. The Company brings together deep expertise across power sourcing, construction, engineering, operations, real estate, and technology to deliver high-quality data centers purpose built for HPC workloads. By partnering with premier tenants, Cipher seeks to meet the growing demand for industrial-scale data center capacity and become a leading HPC development platform that is built for hyperscale. To learn more about Cipher, please visit https://www.cipherdigital.com/.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 to be filed with the SEC, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address.

Non-GAAP Financial Measures
This press release includes supplemental financial measures Adjusted EBITDA, that excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners.
Beginning with the three months ended March 31, 2026, the Company changed its primary non-GAAP performance from "Adjusted Earnings (Loss)" to Adjusted EBITDA. Adjusted EBITDA differs from Adjusted Earnings (Loss) only in that, in addition to the adjustments previously made to compute Adjusted Earnings (Loss), Adjusted EBITDA also excludes interest expense, interest income, and current income tax expense. We believe Adjusted EBITDA is more representative of the Company's core operating performance, more comparable to measures used by industry peers, and more useful to investors evaluating our underlying business. The reconciliation table below presents Adjusted EBITDA for both periods presented under the Company’s new methodology. The Company does not intend to report Adjusted Earnings (Loss) in future periods.
These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.
Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

Contacts:

Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Digital
courtney.knight@cipherdigital.com

Media Contact:
Ryan Dicovitsky
Dukas Linden Public Relations

CipherDigital@DLPR.com

CIPHER DIGITAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share and per share amounts)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$ 831,829	$ 628,263
Restricted cash, current	3,188,452	1,761,292
Accounts receivable	20,084	687
Receivables, related party	-	271
Prepaid expenses and other current assets	34,477	7,977
Bitcoin	37,802	125,400
Miners held for sale	-	94,879
Derivative asset, current	19,436	34,090
Total current assets	4,132,080	2,652,859
Restricted cash, noncurrent	539,506	275,076
Property and equipment, net	2,132,585	633,417
Intangible assets, net	76,929	77,388
Investment in equity investees	-	29,400
Derivative asset, non-current	3,244	22,720
Operating lease right-of-use asset	36,212	11,321
Security deposits	27,489	27,732
Other noncurrent assets	553,409	561,995
Total assets	$ 7,501,454	$ 4,291,908
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$ 289,091	$ 40,064
Accrued expenses and other current liabilities	356,746	90,086
Finance lease liability, current portion	4,475	4,237
Operating lease liability, current portion	2,242	1,731
Warrant liability	632,060	525,160
Short-term borrowings	94,484	37,793
Total current liabilities	1,379,098	699,071
Deferred revenue	25,512	-
Long-term borrowings, net	5,446,866	2,711,648
Asset retirement obligations	23,509	33,696
Finance lease liability	795	3,094
Operating lease liability	37,938	8,545

Total liabilities	6,913,718	3,456,054
Commitments and contingencies (Note 13)
Redeemable noncontrolling interest	25,679	30,319
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2026, and December 31, 2025	-	-
Common stock, $0.001 par value, 1,000,000,000 and 1,000,000,000 shares authorized as of June 30, 2026 and December 31, 2025, respectively, 423,575,369 and 412,074,529 shares issued as of June 30, 2026 and December 31, 2025, respectively, and 414,253,564 and 404,963,061 shares outstanding as of June 30, 2026, and December 31, 2025, respectively	424	412
Additional paid-in capital	1,947,143	1,808,786
Accumulated deficit	(1,385,501)	(1,003,656)
Treasury stock, at par, 9,321,805 and 7,111,468 shares at June 30, 2026 and December 31, 2025, respectively	(9)	(7)
Total stockholders’ equity	562,057	805,535
Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$ 7,501,454	$ 4,291,908

CIPHER DIGITAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue - bitcoin mining	$ 24,837	$ 43,565	$ 59,675	$ 92,524
Costs and operating (expenses) income
Cost of revenue	(15,046)	(15,330)	(32,751)	(30,224)
Compensation and benefits	(42,359)	(15,659)	(77,362)	(29,962)
General and administrative	(16,479)	(9,078)	(28,220)	(18,029)
Depreciation and amortization	(19,365)	(44,086)	(38,379)	(87,553)
Change in fair value of power purchase agreement	(5,900)	(15,480)	(34,130)	(8,150)
Power sales	2,295	1,376	4,433	2,367
Equity in losses of equity investees	-	(1,701)	(1,601)	(6,993)
Unrealized gains (losses) on fair value of bitcoin	16,901	17,143	20,661	(3,035)
Realized (losses) gains on sale of bitcoin	(23,509)	(3,639)	(47,732)	8,557
Other operating income (losses)	89	(2,354)	(17,699)	(2,833)
Total costs and operating expenses	(103,373)	(88,808)	(252,780)	(175,855)
Operating loss	(78,536)	(45,243)	(193,105)	(83,331)
Other income (expense)
Interest income	35,861	296	67,451	486
Interest expense	(66,736)	(1,137)	(125,894)	(1,914)
Change in fair value of warrant liability	(150,510)	-	(106,900)	-
Other (expenses) income	(7,241)	1,220	(22,623)	1,064
Total other (expense) income	(188,626)	379	(187,966)	(364)
Loss before taxes	(267,162)	(44,864)	(381,071)	(83,695)
Current income tax expense	(367)	(1,145)	(774)	(1,924)
Deferred income tax benefit	-	228	-	863
Total income tax expense	(367)	(917)	(774)	(1,061)
Net loss	(267,529)	(45,781)	(381,845)	(84,756)
Less: Net loss attributable to redeemable noncontrolling interest	-	-	-	-
Net loss available for common stockholders	$ (267,529)	$ (45,781)	$ (381,845)	$ (84,756)
Loss per share - basic and diluted	$ (0.65)	$ (0.12)	$ (0.94)	$ (0.23)
Weighted average shares outstanding - basic and diluted	409,382,093	375,052,248	407,258,999	367,823,593
Non-GAAP Financial Measures
The following is a reconciliation of our Adjusted EBITDA, which excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners, to the most directly comparable GAAP measure for the periods indicated (in thousands).

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of Adjusted EBITDA:
Net loss	$ (267,529)	$ (45,781)	$ (381,845)	$ (84,756)
Interest income	(35,861)	(296)	(67,451)	(486)
Interest expense	66,736	1,137	125,894	1,914
Total income tax expense	367	917	774	1,061
Depreciation and amortization	19,365	44,086	38,379	87,553
EBITDA	$ (216,922)	$ 63	$ (284,249)	$ 5,286
Change in fair value of power purchase agreement	5,900	15,480	34,130	8,150
Share-based compensation expense	30,526	10,493	57,574	19,625
Other losses - nonrecurring	—	6,299	—	6,778
Change in fair value of warrant liability	150,510	—	106,900	—
Loss on miners held for sale	—	—	7,437	—
Adjusted EBITDA	$ (29,986)	$ 32,335	$ (78,208)	$ 39,839